Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Capital Z Partners, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

May 9, 2011
Date

Signature:

CAPITAL Z PARTNERS, L.P.
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	10% Owner

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

May 9, 2011
Date

Signature:

CAPITAL Z FINANCIAL SERVICES FUND II, L.P.
By: Capital Z Partners, L.P.,
 its General Partner
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Financial Services Private Fund II, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Financial Services Private Fund II, L.P. may be deemed to be part of a "group" (within the meaning of Rule 13d-5(b) under the
 Securities Exchange Act of 1934, as amended).

May 9, 2011
Date

Signature:

CAPITAL Z FINANCIAL SERVICES PRIVATE FUND II, L.P.
By: Capital Z Partners, L.P.,
 its General Partner
By: Capital Z Partners, Ltd.,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Management, LLC

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Earliest Transaction Required
to be Reported (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Management, LLC may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 9, 2011
Date

Signature:

CAPITAL Z MANAGEMENT, LLC

By: /s/ Craig Fisher
 _____________________________________
 Name: Craig Fisher
 Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III Universal, L.P.

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners III Universal, L.P. may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 9, 2011
Date

Signature:

CAPITAL Z PARTNERS III Universal, L.P.

By: Capital Z Partners III Universal GP, LLC,
 its General Partner

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory

Joint Filer Information

Name of Joint Filer:	Capital Z Partners III Universal GP, LLC

Address of Joint Filer:	142 West 57th Street, 3rd Floor
New York, New York 10019

Relationship of Joint Filer to Issuer:	Other (1)

Issuer Name and Ticker or Trading Symbol:	Universal American Corp. (UAM)

Date of Event Requiring
Statement (Month/Day/Year):	4/29/11

Designated Filer:	Capital Z Partners, Ltd.

 Notes:

(1) Capital Z Partners III Universal GP, LLC may be deemed to be part of a "group"
 (within the meaning of Rule 13d-5(b) under the Securities Exchange
 Act of 1934, as amended).

May 9, 2011
Date

Signature:

CAPITAL Z PARTNERS III UNIVERSAL GP, LLC

 By: /s/ Craig Fisher
_____________________________________
Name: Craig Fisher
Title: General Counsel - Authorized Signatory